Exhibit 10.5

THIS PROMISSORY NOTE IS SUBJECT TO THE RESPECTIVE SECURITY INTERESTS GRANTED BY THE LENDER (AS HEREINAFTER DEFINED) TO (I) THE COLLATERAL AGENT UNDER, AND AS DEFINED IN, THE CREDIT AGREEMENT, DATED AS OF DECEMBER 2, 2016 (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “TERM LOAN CREDIT AGREEMENT”), AMONG CANADA GOOSE INC. (“CGI”), THE LENDER, THE LENDING INSTITUTIONS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG. CAYMAN ISLANDS BRANCH, AS THE ADMINISTRATIVE AGENT (AS DEFINED THEREIN) AND THE COLLATERAL AGENT, PURSUANT TO THE SECURITY DOCUMENTS ENTERED INTO IN CONNECTION WITH, AND AS DEFINED IN, THE TERM LOAN CREDIT AGREEMENT TO WHICH THE LENDER IS A PARTY, AND (II) THE ADMINISTRATIVE AGENT UNDER, AND AS DEFINED IN, THE CREDIT AGREEMENT, DATED AS OF JUNE 3, 2016 (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “ABL CREDIT AGREEMENT”), AMONG CGI, THE LENDER, CANADA GOOSE INTERNATIONAL AG, THE LENDING INSTITUTIONS FROM TIME TO TIME PARTY THERETO AND CANADIAN IMPERIAL BANK OF COMMERCE, AS THE ADMINISTRATIVE AGENT, PURSUANT TO THE SECURITY DOCUMENTS ENTERED INTO IN CONNECTION WITH, AND AS DEFINED IN, THE ABL CREDIT AGREEMENT TO WHICH THE LENDER IS A PARTY.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) DECEMBER 2, 2016, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OF TERRITORY.

DTR LLC

PROMISSORY NOTE

Amount: C$63,576,003	Date: December 2, 2016

FOR VALUE RECEIVED, the undersigned, DTR LLC (the “Borrower”), domesticated under the laws of Delaware with its principal office and place of business at 250 Bowie Avenue, Toronto, Ontario, M6E 4Y2, hereby PROMISES TO PAY to or to the order of Canada Goose Holdings Inc. (the “Lender”), at the Lender’s principal offices or such other place as the Lender may designate, the principal amount of C$63,576,003 (the “Principal Amount”) in lawful money of Canada, in accordance with the terms of this Note.

1.	Certain Definitions

Unless otherwise specified or referenced below, capitalized terms used in this Note shall have the meanings ascribed thereto in the Articles:

1.1.	“Articles” means the Notice of Articles and Articles of Lender, as amended from time to time.

1.2.

“Borrower Insolvency Event” means the institution by the Borrower of any proceeding to be adjudicated bankrupt or insolvent or to be dissolved or wound-up, or the consent of the Borrower to the institution of bankruptcy, insolvency, dissolution or winding up proceedings against the Borrower, or the filing of a petition, answer or consent seeking dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors’ Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Borrower to contest in good faith any such proceedings commenced in respect of the Borrower within fifteen (15) days of becoming aware thereof, or the consent by the Borrower to the filing of any such petition or to the appointment of a receiver, or the making by the Borrower of a general assignment for the benefit of creditors, or the admission in writing by the Borrower of its inability to pay its debts generally as they become due.

1.3.	“Class D Preferred Shares” has the meaning ascribed thereto in the Articles.

1.4.	“Event of Default” means the failure of the Borrower to preserve and maintain its corporate existence.

1.5.

“Mandatory Payment Date” means the earlier of (a) the day determined by the board of directors of Lender in the context of an IPO or the public filing of a registration statement in the United States, (b) the day determined by the board of directors of the Lender in the context of a Sale Transaction, (c) the day immediately prior to the occurrence of a Borrower Insolvency Event, or (d) the day immediately prior to the occurrence of an Event of Default

2.	Interest and Payment

2.1.	The Principal Amount hereof outstanding from time to time shall not bear or accrue interest whether before or after demand for payment.

2.2.

Notwithstanding anything else to the contrary contained in this Promissory Note or otherwise, it is acknowledged and agreed that the Mandatory Payment Date will not occur and the Principal Amount shall not become due and payable unless: (i) in the case of Section 1.5(a) or (b), the Mandatory Payment Date determined by the board is within 30 days of the intended date of filing the draft prospectus with one or more of The Toronto Stock Exchange, The TSX Venture Exchange, the Nasdaq National Market or the New York Stock Exchange, or any other reputable and established stock exchange or organized securities market in the United States or Canada, the public filing of a registration statement in the United States, or the completion of the Sale Transaction, as applicable, and (ii) in the case of Section 1.5(a), (b), (c), or (d) there is no impediment or prohibition whether at law, in equity, or otherwise against redemption of the Class D Preferred Shares held by the Borrower and paying the Redemption Price for all such Class D Preferred Shares in the manner contemplated pursuant to Section 37.7 of the Articles.

2.3.

Subject to Section 2.5, all amounts owing pursuant to this Note shall be immediately due and payable in full upon the occurrence of any Mandatory Payment Date (except to the extent waived in writing by Lender).

2.4.

Subject to Section 2.5, the Borrower shall have the right and privilege of paying the entire Principal Amount of this Note remaining unpaid and outstanding at any time or times, without notice, bonus, or penalty.

2.5.	Notwithstanding anything to the contrary herein or otherwise, for as long as there is any amount outstanding under this Note:

2.5.1.

The Borrower acknowledges that any distributions or payments made by Lender with respect to the Class D Preferred Shares, including any payment on account of the Redemption Price pursuant to Sections 37.5 or 37.6 of the Articles, shall be satisfied by the issuance by Lender, as applicable, of a Payment Note in such amount of the distribution or payment to the Borrower, which Payment Note shall then be automatically set off against any amount outstanding under this Note without any further action required by either the Borrower or Lender;

2.5.2.

The Lender acknowledges and agrees that the Borrower, in its sole and absolute discretion, may repay the entire Principal Amount by providing notice to and directing the Lender to redeem the Class D Preferred Shares of the Lender which are held by the Borrower in satisfaction of the Principal Amount in accordance with Sections 37.6 and 37.7 of the Articles; provided that prior to the Mandatory Payment Date, the Lender shall be under no obligation to redeem such Class D Preferred Shares if there is an impediment or prohibition, whether at law, in equity, or otherwise, against the redemption of such Class D Preferred Shares and paying the Redemption Price in the manner contemplated pursuant to Section 37.7 of the Articles; and

2.5.3.

The Lender’s sole recourse against the Borrower with respect to the repayment of the Principal Amount, in any manner whatsoever whether before or after the Maturity Payment Date, is the redemption of the Class D Preferred Shares held by the Borrower and the set off of the Redemption Price for such Class D Preferred Shares in accordance with Section 37.7 of the Articles.

3.	Miscellaneous

3.1.

This Promissory Note shall enure to the benefit of the Borrower and its successors and permitted assigns and shall be binding upon the Lender and its successors and permitted assigns. Neither the Borrower nor the Lender may assign any benefits or obligations under this Promissory Note without the express and prior consent of the other.

3.2.	The Borrower shall not create, incur, assume or suffer to exist (a) any indebtedness or any guarantee with respect to the indebtedness of any Person

(other than as represented by this Note) or (b) any lien or encumbrance on any of its properties or assets, without the prior written consent of Lender.

3.3.

This Note may be executed in counterparts (including counterparts by facsimile or other means of electronic communication), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

3.4.	The Borrower and all endorsers of this Note waive presentment for payment and notice of non-payment and agree and consent to all extensions or renewals of this Promissory Note without notice.

3.5.

This Promissory Note is governed by, and will be interpreted and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Borrower irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto, and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

[Signature page follows]

IN WITNESS WHEREOF the Borrower has executed this Promissory Note.

DTR LLC

By:	/s/ Daniel Reiss
	Name:	Daniel Reiss

	Title:	Chief Executive Officer & Secretary

[DTR LLC – Promissory Note]